Basis of Presentation and Summary of Significant Accounting Policies Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation
We have prepared our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Certain prior year balances have been reclassified to conform to the current year presentation. Such reclassifications did not affect total revenues, operating income or net income.

Principles of Consolidation
Principles of Consolidation
The accompanying consolidated financial statements include the results of Velti plc and all subsidiaries that we control. The statements also include the accounts of an entity in which we have a controlling interest that is not based on voting rights or control. Intercompany accounts and transactions have been eliminated.
We evaluate our ownership, contractual rights and other interests in entities to determine if they are variable interest entities (VIEs), if we have a variable interest in those entities and the nature and extent of those interests. These evaluations are highly complex and involve judgment and the use of estimates and assumptions based on available historical information and management’s judgment, among other factors. Based on our evaluations, if we determine we are the primary beneficiary of such VIEs we consolidate such entities into our financial statements.

Going Concern
Going Concern
The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.
During the year ended December 31, 2012, we generated $10.6 million in cash from operating activities and $17.5 million in cash from financing activities, and we used $69.9 million of cash for investing activities. As of the date of this filing on the Annual Report on Form 20-F, we have substantially utilized the $50.0 million revolving credit facility we obtained from HSBC in August 2012.
In connection with the acquisition of MIG in November 2011, we will be required to make cash payments of approximately $16.5 million to the former shareholders and key employees of MIG in April 2013. Based on our existing cash balances, this acquisition payment obligation creates substantial doubt about our ability to continue as a going concern.
The HSBC credit facility contains various loan covenants.  We violated one of these covenants in the fourth quarter of 2012 and received a subsequent waiver from HSBC. If our existing HSBC covenants were not amended we would not be in the  position to satisfy current 2013 covenants, as a result of our reduction in revenue and EBITDA guidance, which also creates substantial doubt about our ability to continue as a going concern. We do not anticipate violating the HSBC loan covenants in 2013, as HSBC has agreed to amend our 2013 covenants to levels that we believe we can satisfy; however, should we violate the covenants again, this could lead HSBC to accelerate our obligations under the credit facility upon such violation. There can be no assurances that a future covenant violation would not lead HSBC accelerate our obligation under our credit facility.
While we anticipate generating positive operating cash flow for the year, this positive cash flow is not expected until the third quarter of 2013.  As a result, we believe we will need additional financing in the next three months to provide sufficient operational liquidity and fund the required payments. This additional financing may be facilitated through the issuance of equity or debt.
There can be no assurance that our efforts to find such financings will be successful or on terms favorable to us.  Our ability to continue as a going concern is dependent upon our ability to agree on amended 2013 covenants with HSBC, and obtain the necessary financing to meet our obligations arising from acquisitions, and from normal business operations when they come due and to generate profitable operations in the future.

Use of Estimates and Judgement
Use of Estimates and Judgment
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Management is also required to make certain judgments that affect the reported amounts of revenues and expenses during the period. We periodically evaluate our estimates, including revenue recognition, recognition of government grant income, income taxes, the allowance for doubtful accounts, intangible assets, goodwill and long-lived assets, contingent payments related to our recent acquisitions and the assumptions used to determine share-based compensation expense. We base our estimates on historical experience and various other assumptions that are believed to be reasonable on the specific circumstances. Actual results could differ materially from those estimates.

Foreign Currency Translation
Foreign Currency Translation
The functional currency of our major subsidiaries is generally the local currency. Adjustments resulting from translating functional currency financial statements into U.S. dollars are recorded as part of a separate component of shareholders’ equity. Foreign currency transaction gains and losses as well as the gain or loss resulting from remeasuring assets and liabilities denominated in a currency other than the function currency into the functional currency are included in net income or less for the period.
All assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the exchange rate on the balance sheet date. Revenues and expenses are translated at the average exchange rate during the period. Equity transactions are translated using historical exchange rates.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and cash equivalents include time deposits and readily marketable securities with original maturities of 90 days or less.
Property and Equipment
Property and Equipment
Property and equipment consists mainly of furniture and equipment, computers and telecommunications hardware, and are recorded at historical cost less depreciation and impairment losses. Property and equipment is depreciated on a straight-line basis over the expected useful life of the asset, generally over four to ten years.
Gains and losses on disposal of property and equipment are determined by comparing proceeds with the carrying value of the respective asset, and are included in income from operations. All maintenance and repairs are expensed as incurred.

Accounts Receivables, Accrued Contract Receivables and Allowance for Doubtful Accounts
Accounts Receivable, Accrued Contract Receivables and Allowance for Doubtful Accounts
Accounts receivable consists primarily of amounts due to us from our normal business activities. Credit terms can vary between customers and between regions, but are generally 30 to 90 days. Our receivables are unsecured and not interest bearing. Fees that have not been invoiced as of the reporting date but for which all revenue recognition criteria are met are reported as accrued contract receivables. We maintain allowances for doubtful accounts to reflect the expected non-collection of accounts receivable and accrued contract receivables based on past collection history and specific risks identified in the portfolio. Additional allowances might be required if deteriorating economic conditions or other factors affect our customers' ability to make timely payments. We write off accounts receivable when we consider them uncollectible.

Intangible Assets
Intangible Assets
Intangible assets that we acquire or develop are carried at historical cost less accumulated amortization and impairment loss, if any.
Acquired Intangible Assets. Intangible assets acquired through business combinations are reported at fair value. Amortization is expensed on a straight-line basis over the estimated economic lives of the assets acquired, as determined on the acquisition date.
Currently, our acquired intangible assets consist of customer relationships, developed technology, trademark and trade names and non-compete agreements. Customer relationships are estimated to provide benefits over four to seven years, developed technology acquired is estimated to provide benefits over three to five years, and trademark and trade name is estimated to provide benefits over nine to eighteen months and non-compete agreements are estimated to provide benefits over nine months.
Internal Software Development Costs. Internal software development costs consist primarily of internal salaries and consulting fees for developing software platforms for sale to or use by customers in mobile marketing and advertising campaigns. We capitalize such costs as they are integral parts of products or processes to be sold or leased. We capitalize costs related to software developed for new products and significant enhancements of existing products once technological feasibility has been reached and all research and development for the components of the product have been completed. Such costs are amortized on a straight-line basis over the estimated useful life of the related product, not to exceed three years, commencing with the date the product becomes available for general release to our customers.
Computer Software. Computer software costs generally represent costs incurred to purchase software programs and packages that are used to develop and ultimately deliver our platforms sold to customers. Generally, costs associated with maintaining computer software programs are expensed as incurred. We capitalize the cost of software licenses that are complementary to or enhance the functionality of our existing technology platform and amortize such costs on a straight line basis over the shorter of the contract term or the useful life of the license, but not to exceed three years.
Licenses and Intellectual Property. We acquire know-how, intellectual property, and technical expertise generally through licensing arrangements with development partners. We capitalize the cost of the know-how and intellectual property licenses when the in-license expertise compliments and/or enhances our existing technology platform. Software licenses are amortized on a straight line basis over the shorter of the contract term of the license agreement or the useful life of the license, but not to exceed three years.

Impairment of Long-Lived Assets and Amortizable Intangible Assets
Impairment of Long-Lived Assets and Amortizable Intangible Assets
We evaluate long-lived assets such as property and equipment, and identifiable intangible assets that are subject to amortization for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. An impairment loss is recognized when estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition is less than the carrying amount. When undiscounted future cash flows are not expected to be sufficient to recover an asset's carrying amount, the asset is written down to its fair value. Where available, quoted market prices are used to determine fair value. When quoted market prices are not available, various valuation techniques, including the discounted value of estimated future cash flows, are utilized.

Goodwill
Goodwill
Goodwill is generated when the consideration paid for an acquisition exceeds the fair value of net assets acquired. Goodwill is recognized as an asset and reviewed for impairment at least annually, or whenever events or circumstances indicate that the carrying amount of goodwill may not be recoverable. We have selected December 31 as the date to perform the annual impairment testing of goodwill.
We adopted ASU No. 2011-08 in 2012, which amends existing guidance by giving an entity the option to first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount, prior to performing the second step of the goodwill impairment assessment.
We completed our annual impairment test for fiscal 2012 and determined that there was no impairment. Based on fourth-quarter 2012 testing, our estimated fair value totals approximately $324.8 million including a conservative control premium of approximately 10% percent, when compared to our market value of approximately $295.3 million at December 31, 2012. The control premium is defined as the value that may arise from an acquiring company's ability to take advantage of synergies and other benefits that flow from control over another entity. An acquiring entity is often willing to pay more for equity securities that give it a controlling interest than an investor would pay for equity securities representing less than a controlling interest. Our fair value at December 31, 2012 was in excess of our book equity of approximately $292.4 million.
Our shares price remains extremely volatile and such activity is not unusual. If our market capitalization falls below our book value and remains at or below that price for a period of time indicating permanent impairment, then we will treat this data as an impairment indicator and will perform the required analysis to determine the amount of the impairment under ASC 350-20.

Revenue Recognition
Revenue Recognition
We derive our revenue from three sources:

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software as a service (SaaS) revenue, which consists of subscription fees from customers who utilize our mobile marketing and advertising platforms, generally referred to as “usage‑based” services, and fees from customers who utilize our software solutions to manage and measure the progress of their transaction‑based mobile marketing and advertising campaigns, which we refer to as “performance‑based” services;

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license and software revenue, which consists of revenue from customers who license our mobile marketing and advertising platform and fees for customized software solutions delivered to and installed on the customers' server; and

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managed services revenue, which consists of fees charged to customers for professional services related to the implementation, execution, and monitoring of customized mobile marketing and advertising solutions as well as other client driven projects.

We account for revenue for these services and licenses in accordance with Accounting Standards Codification (ASC) Topic 605 - Revenue Recognition and ASC Topic 985-605 - Certain Revenue Arrangements that Include Software Elements. We recognize revenue when all of the following conditions are satisfied: (i) there is persuasive evidence of an arrangement; (ii) the service has been rendered or delivery has occurred; (iii) the fee to be paid by the customer is fixed or determinable; and (iv) collectibility of the fee is reasonably assured.
SaaS revenue is generated from our “usage‑based” services, including subscription fees for use of individual software modules and our automated mobile marketing campaign creation templates, and fees charged for access to our technology platform. These fees are recognized ratably over the contract term beginning on the commencement date of each contract as services are rendered.
SaaS revenue generated from our “performance‑based” services is generally based on specified metrics, typically relating to the number of transactions performed during the campaign multiplied by the cost per transaction in accordance with the terms of the related contracts. Transactions can include SMS messages sent by participants in customer campaigns or advertisement impressions placed on mobile applications, among other types of performance-based transactions. Certain of our performance‑based contracts include performance incentive provisions that link a portion of revenue that we may earn under the contract to the performance of the customer's campaign relative to quantitative or other milestones, such as the growth in the consumer base, reduced consumer churn, or the effectiveness of the end-user response. We consider the performance‑based fees to be contingent fees. We recognize this revenue monthly based on actual performance, which is when the fees are earned and the amount of the fee can be reliably measured. Our performance‑based arrangements are typically invoiced monthly, which can occur in a period subsequent to revenue being recognized.
License and software revenue consists of license fees charged for our mobile marketing and advertising technology. We provide licenses on a perpetual or term basis. These types of arrangements do not, typically, include any ongoing support arrangements or rights to upgrades or enhancements and therefore revenue related to perpetual licensing arrangements is recognized upon the delivery of the license. Revenue from term based licenses is recognized over the related term of an arrangement. Fees charged to customize our software solution are, generally, recognized using the completed contract or percentage-of-completion method according to ASC 605-35, Revenue Recognition - Construction-Type and Production-Type Contracts, based on the ratio of costs incurred to the estimated total costs at completion.
Managed services revenue, when sold with software and support offerings, are accounted for separately when these services (i) have value to the customer on a standalone basis, (ii) are not essential to the functionality of the software and (iii) there is objective and reliable evidence of the selling price of each deliverable. When accounted for separately, revenue is recognized as the services are provided for time and material contracts, and ratably over the term of the contract when accepted by the customer for fixed price contracts. For revenue arrangements with multiple deliverables, such as an arrangement that includes license, support and professional services, we allocate the total amount the customer will pay to the separate units of accounting based on their relative selling prices, as determined by the price of the undelivered items when sold separately.
The timing of revenue recognition in each case depends upon a number of factors, including the specific terms of each arrangement and the nature of our deliverables and obligations, and the existence of evidence to support recognition of revenue as of the reporting date. For contracts with extended payment terms for which we have not established a successful pattern of collection history, we recognize revenue when all other criteria are met and when the fees under the contract become due. Fees that have been invoiced are recorded in trade receivables and in revenue when all revenue recognition criteria have been met. When fees have been invoiced but not all revenue recognition criteria have been met, the invoice is recorded in trade receivables and in deferred revenue. When all revenue recognition criteria are met, but fees have not been invoiced as of the reporting date, such fees are reported in accrued contract receivables and in revenue.
Certain arrangements entered into by us are revenue sharing arrangements. As a result, we complete an analysis of the facts and circumstances to determine whether revenue earned from these arrangements should be recorded gross with the company performing as a principle, or recorded net of third party costs with the company performing as an agent, as required by ASC 605-45 Principal Agent Consideration. When we are a principal in a transaction, we include all amounts paid on behalf of our customers in both revenue and costs.
We present revenue net of value‑added tax, sales tax, excise tax and other similar assessments. Our revenue arrangements do not contain general rights of return.

Government Grant Income Recognition
Government Grant Income Recognition
From time to time, we receive grants from the European Union for the development and roll-out of mobile and broadband services and m-commerce related services. We recognize grant income as an offset to costs and expenses in our consolidated statements of comprehensive loss in the period when the costs to be reimbursed by the grant are recognized as expense. When those costs are incurred, receivables from government grants are recognized, if there is reasonable assurance that the grant will be received and we are able to comply with all of the conditions imposed on the grant. We generally believe we have reasonable assurance that the grant will be received upon receiving notification of grant eligibility. Each grant provides income in the form of reimbursement of capital expenditures or of the costs incurred in the development of technology funded by the grant. Grants that reimburse costs related to depreciable assets, including capitalized software development costs, are recognized as income in the periods in which amortization and depreciation on these assets is charged.

Third Party Datacenter Direct Project Costs
Third Party, Datacenter, and Direct Project Costs
We incur certain operating costs that directly relate to revenue. These costs are classified into two categories: third-party, and datacenter and direct project.
Third Party Costs. Third party costs are paid to third parties to secure advertising space or content to obtain media inventory for the placement of advertising and media messaging services and for creative development and other services in connection with the creation and execution of marketing and advertising campaigns. Third party costs also include the costs of certain content, media, or advertising that we acquire for a campaign, and costs associated with incentives and promotional costs provided to consumers in order to participate in the campaigns as well as certain computer hardware or software that we might acquire for a customer. Third party costs relate primarily to SaaS revenue.
Datacenter and Direct Project Costs. Datacenter and direct project costs consist primarily of personnel and outsourcing costs for operating third party datacenters, that host our Velti mGage platform on behalf of our customers. Additional expenses include costs directly attributable to a specific campaign as well as allocated facility rents, power, bandwidth capacity, IT maintenance and support. In addition, direct project costs include personnel costs to customize our software solutions for specific customer contracts. These costs may relate to SaaS revenue and/or license and software revenue. To date, the vast majority of datacenter and direct project costs are related to SaaS revenue and the amount attributable to license and software revenue was immaterial.

Depreciation and Amortization
Depreciation and Amortization
Depreciation and amortization expenses consist primarily of depreciation on computer hardware and leasehold improvements, amortization of purchased intangibles and capitalized software development costs, offset by allocation of government grant income.
Much of our depreciation and amortization expense relates to the amortization of software developed for sale or for use in delivering mobile marketing and advertising campaigns for our customers, largely our mGage technology platform. We generate our revenue by providing services and products using this technology. However, we do not segregate or track the development costs by revenue type and are therefore unable to allocate these costs by revenue type.

Research and Development Expense
Research and Development Expenses
We incur research and development expenses in the process of creating detailed program designs to be used for the development of our software platform, for other research activities, and for routine maintenance of our developed software. We expense research and development costs as incurred.

Advertising Costs	Advertising Costs All advertising costs are expensed as incurred. We market our products primarily through a direct sales force and advertising expenditures are not material.
Income Taxes
Income Taxes
Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are determined based on temporary differences between book and tax bases of assets and liabilities and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded against deferred tax assets if it is more likely than not that all or a portion of the deferred tax assets will not be realized.
Tax positions for us and our subsidiaries are subject to income tax audits by multiple tax jurisdictions throughout the world. The impact of an uncertain income tax position on the income tax return must be recognized as the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.

Concentration of Credit Risk
Concentration of Credit Risk
No customer accounted for more than 10% of our revenues in 2012 or 2011. One customer accounted for 14% of our revenues during 2010. We had no customers that accounted for more than 10% our total receivables as of December 31, 2012 or as of December 31, 2011.

Operating Leases
Operating Leases
Leases where a significant portion of the risks and rewards of ownership are retained by the lessor, are classified as operating leases. Payments made under operating leases are charged to the statement of comprehensive loss on a straight-line basis over the term of the lease. In the event that we receive lease incentives in connection with such operating leases, such incentives are recognized as a liability. The aggregate benefit of incentives is recognized as a reduction of rental expense on a straight-line basis over the term of the lease.

Fair Value Measurements
Fair Value Measurements
We report our financial and non-financial assets and liabilities that are re-measured and reported at fair value at each reporting period. We established a three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1.	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2.	Include other inputs that are directly or indirectly observable in the marketplace.
Level 3.	Unobservable inputs that are supported by little or no market activity.
Our financial assets and liabilities consist principally of cash and cash equivalents, accounts payable, accrued liabilities, current and non-current notes payable. Cash and cash equivalents include time deposits and readily marketable securities with original maturities of 90 days or less. Cash and cash equivalents are stated at cost, which approximates fair value. As of December 31, 2012 and 2011, we did not have readily marketable securities that are classified as cash equivalents.
Accounts payable and accrued liabilities are carried at cost that approximates fair value due to their expected short maturities. Our long-term debt bears interest at rates which approximate the interest rates at which we believe we could refinance the debt. Accordingly, the carrying amount of long-term debt as of December 31, 2012 and 2011 approximates its fair value. As of December 31, 2012, we did not have any financial assets or liabilities for which Level 1 or Level 2 inputs were required to be disclosed. See Note 6 for our disclosure of Level 3 inputs used to revalue our contingent payments related to certain of our acquisitions.
The fair value of our contingent payments associated with our recent acquisitions is determined based on an internal cash flow model using inputs based on estimates and assumptions developed by us and is remeasured on each reporting date. The rates used to discount net cash flows to their present value were based on our weighted average cost of capital for similar transactions and an assessment of the relative risk inherent in the associated cash flows. The inputs were current as of the measurement date. These inputs tend to be unobservable and, as such, are considered Level 3 in the fair value hierarchy.

Share-based Payments
Share-Based Payments
We measure and recognize share-based compensation expense related to share-based transactions, including employee and director equity awards, in the financial statements based on fair value. We use the Black-Scholes valuation model to calculate the grant date fair value of share options, using various assumptions. Grant date fair value for deferred share awards is determined by the grant date fair value. We recognize compensation expense over the service period of the award using the graded vesting attribution method, which allocates expense on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards.
We account for equity instruments issued to non-employees as expense at their fair value over the related service period and periodically revalue the equity instruments as they vest, using a fair value approach. The value of equity instruments issued for consideration other than employee services is determined on the earlier of (i) the date on which there first exists a firm commitment for performance by the provider of goods or services, or (ii) on the date performance is complete, using the Black-Scholes valuation model.

Net Income Loss per Share
Net Income (Loss) per Share Attributable to Velti
Basic net income (loss) per share attributable to Velti is computed by dividing net income (loss) attributable to Velti by the weighted-average number of common shares outstanding for the fiscal period. Diluted net income per share attributable to Velti is computed giving effect to all potential weighted average dilutive common stock, including options and other equity awards. The dilutive effect of outstanding awards is reflected in diluted earnings per share by application of the treasury stock method. For the years ended December 31, 2012, 2011 and 2010, all of the share awards outstanding are anti-dilutive.

Comprehensive Income Loss
Comprehensive Income (loss)
Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss). The only component of our other comprehensive income (loss) is the effect of foreign currency translation.

Recently Adopted Accounting Pronouncements
Recently Adopted Accounting Pronouncements
In May 2011, an accounting standards update that provided guidance on achieving a consistent definition of, and common requirements for, measurement and disclosure of fair values was issued. The guidance expanded disclosures relating to fair value measurements that are estimated using significant unobservable (Level 3) inputs. The guidance also required categorization by level of the fair value hierarchy for items that are not measured at fair value but for which fair value is required to be disclosed. We adopted this guidance in fiscal 2012. The adoption of this guidance did not have a material impact on our Consolidated Financial Statements.
In June 2011, an accounting standards update related to the presentation of other comprehensive income was issued. The amended guidance requires that the components of comprehensive income be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income as determined under current accounting guidance.
In September 2011, an accounting standards update on testing goodwill for impairment was issued. The guidance simplified how companies test goodwill for impairment by permitting an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the second step of the two-step goodwill impairment test. The adoption of this guidance did not have a material impact on our consolidated financial statements.